Exhibit 21.1

List of Subsidiaries of Selina

Jurisdiction	Subsidiary	Registered Owner(s) of Equity Securities
Argentina	Selina Operations Argentina, SRL	• Selina Operation One (1), S.A. (99%) • Selina Hospitality PLC (1%)

Argentina	Selina Operation Bariloche, SRL	• Selina Operations Argentina SRL (90%) • Selina Operations Mendoza S.A.S. (10%)

Argentina	Hostech, S.A.	• Selina Operations Argentina SRL (100%)

Argentina	Selina Operations Mendoza, S.A.S.	• Selina Operations Argentina SRL (100%)

Argentina	Selina Holding Operations Argentina, S.R.L.	• Selina Operation One (1), S.A. (99%) • Selina Hospitality PLC (1%)

Argentina	Selina Argentina Real Estate, S.A.	• Selina Real Estate Holding, S.A. (95%) • Selina Hospitality PLC (5%)

Australia	Selina Holding Australia Pty, Ltd.	• Selina Hospitality PLC (100%)

Australia	Selina Operation St Kilda Pty, Ltd.	• Selina Holding Australia Pty, Ltd. (100%)

Australia	Selina Operation Brisbane Pty, Ltd.	• Selina Holding Australia Pty, Ltd. (100%)

Australia	Selina Operation Magnetic Island Pty, Ltd.	• Selina Holding Australia Pty, Ltd. (100%)

Australia	Selina Operations Australia Pty, Ltd.	• Selina Holding Australia Pty, Ltd. (100%)

Austria	Selina Operations AUT GmbH	• Selina Hospitality PLC (100%)

Austria	Selina Operation Bad Gastein GmbH	• Selina Operations AUT GmbH (100%)

Bolivia	Selina Hospitality Bolivia, S.R.L.	• Selina Operation One (1), S.A. (99%) • Selina Hospitality PLC (1%)

Bolivia	Selina Operation La Paz, S.R.L.	• Selina Hospitality Bolivia SRL (99%) • Selina Operation One (1), S.A. (1%)

Bolivia	Selina Explore Bolivia, S.R.L.	• Selina Hospitality Bolivia SRL (99%) • Selina Operation One (1), S.A. (1%)

Brazil	Selina Brazil Hospitalidade, SA	• Selina Operation One (1), S.A. (37.07%) • Selina Hospitality PLC (62.93%)

Brazil	Selina Operation Hospedagem Eireli	• Selina Brazil Hospitalidade, S.A. (100%)

Brazil	Selina Madalena	• (Branch entity: no shareholding to disclose)

Brazil	Selina Lapa Rio 55	• (Branch entity: no shareholding to disclose)

Brazil	Selina Florianopolis	• (Branch entity: no shareholding to disclose)

Brazil	Selina Aurora (Centro)	• (Branch entity: no shareholding to disclose)

Brazil	Selina Paraty	• (Branch entity: no shareholding to disclose)

Brazil	Selina Copacabana	• (Branch entity: no shareholding to disclose)

Brazil	Selina Bonito	• (Branch entity: no shareholding to disclose)

Brazil	Selina Buzios	• (Branch entity: no shareholding to disclose)

Brazil	Selina Braganza	• (Branch entity: no shareholding to disclose)

Brazil	Selina Brazil Turismo, LTDA	• Selina Operation Hospedagem Eireli (100%)

Chile	Selina Operations Chile, SpA	• Selina Operation One (1), S.A. (100%)

Chile	Selina Explore Chile, SpA	• Selina Operations Chile, SpA (100%)

Chile	Selina Operation Pucon, SpA	• Selina Operations Chile, SpA (100%)

Chile	Selina Operation Providencia, SpA	• Selina Operations Chile, SpA (100%)

Chile	Selina Chile Real Estate SpA	• Selina Real Estate Holding, S.A. (100%)

Colombia	Selina Colombia Real Estate, S.A.S	• Selina Real Estate Holding, S.A. (100%)

Colombia	Selina Bogota Real Estate, S.A.S.	• Selina Colombia Real Estate, S.A. (50%) • 166 2nd LLC (50%)

Colombia	Selina Cartagena Real Estate, S.A.S.	• Selina Colombia Real Estate, S.A. (100%)

Colombia	Selina Operation Colombia, S.A.S.	• Selina Operation One (1), S.A. (100%)

Colombia	Selina Operation Medellin, S.A.S.	• Selina Operation Colombia, S.A.S. (100%)

Colombia	Selina Operation Cartagena, S.A.S.	• Selina Operation Colombia, S.A. (100%)

Colombia	Selina Operation Santa Marta, S.A.S.	• Selina Operation Colombia, S.A. (100%)

Colombia	Selina Explore Colombia, S.A.S.	• Selina Operation Colombia, S.A. (100%)

Colombia	Selina Operation Bogota, S.A.S.	• Selina Operation Colombia, S.A. (100%)

Colombia	Selina Operation Los Heroes, S.A.S.	• Selina Operation Colombia, S.A. (100%)

Colombia	Selina Operation Parque 93, S.A.S.	• Selina Operation Colombia, S.A. (100%)

Colombia	Selina Operation Villa de Leyva, S.A.S.	• Selina Operation Colombia, S.A. (100%)

Colombia	Selina Operation Filandia, S.A.S.	• Selina Operation Colombia, S.A. (100%)

Costa Rica	Selina Real Estate Holding Costa Rica, S.A.	• Selina Real Estate Holding, S.A. (100%)

Costa Rica	Selina San Jose City Real Estate, S.A.	• Selina Real Estate Holding Costa Rica, S.A. (100%)

Costa Rica	Selina Playa Jaco Real Estate, S.A.	• Selina Real Estate Holding Costa Rica, S.A. (100%)

Costa Rica	Selina La Fortuna Real Estate, S.A.	• Selina Real Estate Holding Costa Rica, S.A. (100%)

Costa Rica	Selina Puerto Viejo Real Estate, S.A.	• Selina Real Estate Holding Costa Rica, S.A. (100%)

Costa Rica	Selina Miramar Vistas Real Estate, S.A.	• Selina Real Estate Holding Costa Rica, S.A. (100%)

Costa Rica	Selina Tamarindo Beach Real Estate, S.A.	• Selina Real Estate Holding Costa Rica, S.A. (100%)

Costa Rica	Selina Santa Teresa Re Dos, S.A.	• Selina Real Estate Holding Costa Rica, S.A. (100%)

Costa Rica	Selina Jaco Assets, S.A.	• Selina Real Estate Holding Costa Rica, S.A. (100%)

Costa Rica	Selina Operation Costa Rica, S.A.	• PCN Operations, S.A. (100%)

Costa Rica	Selina Operation Santa Teresa, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Selina Operation San Jose City, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Selina Operation Miramar Vistas, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Selina Operation Playa Jaco, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Selina Operation La Fortuna, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Selina Operation Puerto Viejo, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Selina Operation Tamarindo Beach, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Restaurante Gato Negro, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Hotel Casitas Eclipse, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Selina Explore Costa Rica Ltd	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Selina Operation Nosara Sunsets, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Costa Rica	Selina Operation Monteverde Forest, S.A.	• Selina Operation Costa Rica, S.A. (100%)

Dominican Republic	Selina Operations DR, S.A.S	• Selina Operation One (1), S.A. (99%) • Selina Hospitality PLC (1%)

Dominican Republic	Selina Operation Punta Cana, S.A.S	• Selina Operations DR, S.A. (100%)

Dominican Republic	Selina Operation Santo Domingo, S.A.S	• Selina Operations DR, S.A. (100%)

Ecuador	Selina Operation Ecuador Selinaecu, S.A.	• Selina Operation One (1), S.A. (99%) • Selina Hospitality PLC (1%)

Ecuador	Selina Operation Quito Selinaquito, S.A.	• Selina Operation Ecuador S.A. (99%) • Selina Operation One (1), S.A. (1%)

Ecuador	Selina Explore Ecuador Selinaexplore, S.A.	• Selina Operation Ecuador S.A. (99%) • Selina Operation One (1), S.A. (1%)

Ecuador	Selina Operation Tena Selinatena, S.A.	• Selina Operation Ecuador S.A. (99%) • Selina Operation One (1), S.A. (1%)

Ecuador	Selina Operation Banos Selinabanos, S.A.	• Selina Operation Ecuador S.A. (99%) • Selina Operation One (1), S.A. (1%)

Ecuador	Selina Operation Cuenca Selinacuenca, S.A.	• Selina Operation Ecuador S.A. (99%) • Selina Operation One (1), S.A. (1%)

Ecuador	Selina Operation Montana Selinasol, S.A.	• Selina Operation Ecuador S.A. (99%) • Selina Operation One (1), S.A. (1%)

Germany	Selina Operations Germany GmbH	• Selina Hospitality PLC (100%)

Germany	Selina DE GmbH	• Selina Operations Germany GmbH (100%)

Germany	Selina Berlin GmbH & Co KG	• Selina Operations Germany GmbH (100%)

Germany	S1 Berlin Mitte GmbH & Co KG	• Selina Operations Germany GmbH (100%)

Germany	Selina Konstanzer Str GmbH & Co KG	• Selina Operations Germany GmbH (100%)

Germany	Selina RE GMBH	• Selina Real Estate Holding, S.A. (100%)

Guatemala	Selina Operation Guatemala, S.A.	• Selina Operation One (1), S.A. (99%) • Selina Hospitality PLC (1%)

Guatemala	Selina Operation Atitlan, S.A.	• Selina Operation Guatemala, S.A. (100%)

Guatemala	Selina Operation Antigua, S.A.	• Selina Operation Guatemala, S.A. (100%)

Guatemala	Selina Operation Guatemala City, S.A.	• Selina Operation Guatemala, S.A. (100%)

Guatemala	Selina Operation Flores, S.A.	• Selina Operation Guatemala, S.A. (100%)

Guatemala	Selina Explore Guatemala, S.A.	• Selina Operation Guatemala, S.A. (100%)

Greece	Selina Hellas Ypiresies Filoxemas Anonimi Etaireia	• Selina Hospitality PLC(100%)

Greece	Selina Operation Theatrou (Single Member S.A.)	• Selina Hellas Ypiresies Filoxemas Anonimi Etaireia (100%)

Greece	Selina Operation Makrynitsa (Single Member S.A.)	• Selina Hellas Ypiresies Filoxemas Anonimi Etaireia (100%)

Greece	Selina Athina Akinita Anonimi Etaireia (Distinctive Title: Selina Athens Real Estate A.E.)	• Selina Hellas Ypiresies Filoxemas Anonimi Etaireia (100%)

Greece	Selina Real Estate Ike (formerly Selina Metaxourgeion Real Estate)	• Selina Athina Akinita Anonimi Etaireia (100%)

Greece	Selina Operation Evoia Single Member, S.A.	• Selina Hellas Ypiresies Filoxemas Anonimi Etaireia (100%)

Hungary	Selina Operations Hungary Kft	• Selina Hospitality PLC (100%)

Hungary	Selina Danube Real Estate Kft	• Selina Real Estate Holding, S.A. (100%)

Israel	Selina Services Israel Ltd	• Selina Hospitality PLC (100%)

Israel	Selina Operation Israel Ltd	• Selina Hospitality PLC (100%)

Israel	Selina Operation Neve Tzedek Ltd	• Selina Operation Israel Ltd (100%)

Israel	Selina Operation Sea Of Galilee Ltd	• Selina Operation Israel Ltd (100%)

Israel	Selina Operation Beit Oren Ltd	• Selina Operation Israel Ltd (100%)

Israel	Selina Operation Ramon Ltd	• Selina Operation Israel Ltd (100%)

Israel	Selina Operation Jerusalem Mountains Ltd	• Selina Operation Israel Ltd (100%)

Israel	R.A.I Entrepreneurship Mikhmoret Ltd	• Selina Operation Israel Ltd (51%)

Jamaica	Selina Hospitality Operations Jamaica Limited	• Selina Operation One (1), S.A. (100%)

Jamaica	Selina Explore Jamaica Limited	• Selina Hospitality Operations Jamaica Limited (100%)

Mexico	Selina Hospitality Operations Mexico, S.A. DE C.V.	• Selina Operation One (1), S.A. (97.42%) • Selina Hospitality PLC (0.98%) • Colony and Profuturo Mexico (1.6%)

Mexico	Selina Hospitality Cancun 1, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Cancun 2, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Playa Del Carmen, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Tulum S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Mexico City 1, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Mexico City 2, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Guadalajara, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Puerto Vallarta, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Sayulita, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Mexico Subholding Two, S.A. DE C.V.	• Selina Mexico Subholding One, S.A. de C.V. (100%)

Mexico	Selina Hospitality Puerto Escondido, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Mexico Subholding One, S.A. DE C.V.	• Selina Hospitality Operations Mexico, S.A. de C.V. (100%)

Mexico	Selina Hospitality Oaxaca, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Merida, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Isla Mujeres, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality San Miguel De Allende, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Holbox, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality San Cristobal De Las Casas, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Selina Hospitality Bacalar, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Personas y Hospitalidad, S.A. DE C.V. (Anteriormente Dekel Hostels Operation Zihuatanejo, S.A. DE C.V. y la nueva Payroll company)	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Mexico	Explore Selina Tours, S.A. DE C.V.	• Selina Mexico Subholding Two, S.A. de C.V. (100%)

Morocco	Selina Operations Morocco SARL	• Selina Hospitality PLC (100%)

Morocco	Selina Morocco SPV 1 SARLAU	• Selina Operations Morocco SARL (100%)

Morocco	Selina Morocco SPV 2 SARLAU	• Selina Operations Morocco SARL (100%)

Morocco	Selina Morocco SPV 3 SARLAU	• Selina Operations Morocco SARL (100%)

Nicaragua	Selina Operations Nicaragua, S.A.	• PCN Operations, S.A. (99%) • Selina Operations Panama Two, S.A. (1%)

Nicaragua	Selina Operation San Juan Del Sur, S.A.	• Selina Operations Nicaragua, S.A. (100%)

Nicaragua	Selina Operation Granada, S.A.	• Selina Operations Nicaragua, S.A. (100%)

Nicaragua	Selina Operation Maderas, S.A.	• Selina Operations Nicaragua, S.A. (100%)

Nicaragua	Selina Explore Nicaragua, S.A.	• Selina Operations Nicaragua, S.A. (100%)

Nicaragua	Selina Playa Maderas Real Estate, S.A.	• Selina Playa Maderas JV, S.A. (99%) • Selina Real Estate Holding, S.A. (1%)

Panama	Selina Real Estate Holding, S.A.	• Selina Hospitality PLC (100%)

Panama	Selina Panama Real Estate, S.A.	• Selina Real Estate Holding, S.A. (100%)

Panama	SPV 1 Panama RE, S.A.	• Selina Operations Panama Two, S.A. (100%)

Panama	Selina Operation One (1), S.A.	• Selina Hospitality PLC (100%)

Panama	Selina Operations Panama, S.A.	• PCN Operations S.A. . (90.5%) • - Millennial Hospitality Investments, S.A. (9.5%)

Panama	Selina Operations Panama Two, S.A.	• PCN Operations, S.A. (100%)

Panama	Selina Operation Red Frog, S.A.	• Selina Operations Panama, S.A. (100%)

Panama	Selina Operations Bocas Del Toro, S.A.	• Selina Operations Panama, S.A. (100%)

Panama	Selina Pedasi, S.A.	• Selina Operations Panama, S.A. (100%)

Panama	Selina Management Panama, S.A.	• Selina Hospitality PLC (100%)

Panama	Selina Explore Panama, S.A.	• Selina Operations Panama, S.A. (100%)

Panama	Corriente Del Sur Investment, S.A.	• Selina Operations Panama, S.A. (100%)

Panama	Selina Operation Venao, S.A.	• Selina Operations Panama, S.A. (100%)

Panama	Selina Operation Bola de Oro, S.A.	• Selina Operations Panama, S.A. (100%)

Panama	Selina Operation Riopac, S.A.	• Selina Operations Panama Two, S.A. (100%)

Panama	Selina Operations Panama III, S.A.	• Selina Operation One (1), S.A. (100%)

Panama	Selina Operation Boquete, S.A.	• Selina Operations Panama III, S.A. (100%)

Panama	Selina Operation Santa Catalina, S.A.	• Selina Operations Panama III, S.A. (100%)

Panama	Selina Operation El Valle, S.A.	• Selina Operations Panama III, S.A. (100%)

Panama	Selina Operation Venao Tipi, S.A.	• Selina Operations Panama III, S.A. (100%)

Panama	Selina Hospitality Academy S.A.	• Selina Hospitality PLC (100%)

Panama	Selina Rev-Share Col, S.A.	• Selina Operation One (1), S.A. (100%)

Panama	RY Management, S.A.	• Selina RY Holding Inc. (100%)

Panama	PCN Operations, S.A.	• YAM at Selina Ops LP (25%) • Selina Operation One (1), S.A. (75%)

Peru	Selina Operations Peru, S.A.C	• Selina Operation One (1), S.A. (99%) • Selina Hospitality PLC (1%)

Peru	Selina Operation Mancora, S.A.C.	• Selina Operations Peru, S.A.C. (99%) • Selina Operation One (1), S.A. (1%)

Peru	Turismo Costa Sur, S.A.C	• Shares under usufruct

Peru	Rio Colorado, S.R.L.	• Shares under usufruct

Peru	Selina Operation Huaraz, S.A.C	• Selina Operations Peru, S.A.C. (99%) • Selina Operation One (1), S.A. (1%)

Peru	Selina Operation Arequipa, S.A.C	• Selina Operations Peru, S.A.C. (99%) • Selina Operation One (1), S.A. (1%)

Peru	Selina Operation Miraflores, S.A.C	• Selina Operations Peru, S.A.C. (99%) • Selina Operation One (1), S.A. (1%)

Peru	Selina Operation Cusco, S.A.C	• Selina Operations Peru, S.A.C. (99%) • Selina Operation One (1), S.A. (1%)

Peru	Selina Peru Real Estate S.A.C.	• Selina Real Estate Holding, S.A. (99%) • Selina Hospitality PLC (1%)

Poland	Selina Operation Poland sp. Z o.o. (Spólka z Ograniczona Odpowiedzialnoscia)	• Selina Hospitality PLC (100%)

Portugal	Seli-na Operations II PT, Lda.	• Selina Hospitality PLC (100%)

Portugal	Seli-na Operation Porto, Unipessoal Lda.	• Seli-na Operations II PT, Lda. (100%)

Portugal	Seli-na Operation Ericeira, Unipessoal Lda.	• Seli-na Operations II PT, Lda. (100%)

Portugal	Seli-na Operation Palacio, Unipessoal Lda.	• Seli-na Operations II PT, Lda. (100%)

Portugal	Seli-na Operation Vila Nova, Unipessoal Lda.	• Seli-na Operations II PT, Lda. (100%)

Portugal	Seli-na Operation Lisboa RF, Unipessoal Lda.	• Seli-na Operations II PT, Lda. (100%)

Portugal	Seli-na Operation Geres PT, Unipessoal Lda.	• Seli-na Operations II PT, Lda. (100%)

Portugal	Seli-na Operation Arabic Building, Unipessoal Lda.	• Seli-na Operations II PT, Lda. (100%)

Portugal	Seli-na Operation Peniche, Unipessoal Lda.	• Seli-na Operations II PT, Lda. (100%)

Portugal	Seli-na Operation Evora, Unipessoal Lda. (formerly Seli-na Operation Sintra, Unipessoal Lda.)	• Seli-na Operations II PT, Lda. (100%)

Portugal	Seli-na Portugal Real Estate, Unipessoal Lda.	• Seli-na Operations II PT, Lda (100%)

Spain	Selina Global Services Spain SL	• Selina Hospitality PLC (100%)

Spain	Selina Operations Spain SL	• Selina Hospitality PLC (100%)

Spain	Selina Operation Granada SL	• Selina Operations Spain SL (100%)

UK	Selina Hospitality PLC	• (Refer to register of members)

UK	Selina Management Company UK Ltd.	• Selina Hospitality PLC (100%)

UK	Selina Operations UK Ltd	• Selina Hospitality PLC (100%)

UK	Selina Operation Camden, LTD	• Selina Operations UK Ltd (90%) • Arcstone Portfolio 3 Limited (10%)

UK	Selina Operation Brighton, LTD	• Selina Operations UK Ltd (90%) • Arcstone Portfolio 2 Limited (10%)

UK	Selina Operation Midlands, Ltd (previously Hatter’s Hostel Limited)	• Selina Operations UK Ltd (90%) • Arcstone Loan Notes Portfolio 1 Limited (10%)

UK	Selina RY Ltd	• Selina Ventures Holding Ltd. (100%)

UK	Selina Operation Holborn Ltd. (formerly Selina UK Real Estate Ltd.)	• Selina Operations UK Ltd (100%)

UK	Selina Loyalty Management Limited	• Selina Hospitality PLC (100%)

UK	Selina Ventures Holding Ltd.	• Selina Hospitality PLC (100%)

UK	Selina Wheel Ventures Limited	• Selina Ventures Holding Ltd. (100%)

UK	Global Demandco Limited	• Selina Hospitality PLC (100%)

UK	Selina Operations Bath Ltd.	• Selina Operations UK Ltd (100%)

UK	Selina Sound Ventures Gp Limited	• Selina Ventures Holding Ltd. (100%)

UK	Pirate Venture LP	• Selina Ventures Holding Ltd (limited partner) • Selina Sound Ventures GP Limited (general partner)

USA	Selina Operations US Corp.	• Selina Hospitality PLC (100%)

USA	Selina Miami Operations LLC	• Selina Operations US. (80%) • GOGO RE INVESTMENTS LLC (20%)

USA	Selina Operation Casa Florida LLC	• 100% Selina Miami Operations LLC

USA	Selina Operation Miami River LLC	• 100% Selina Miami Operations LLC

USA	Selina Operation Little Havana LLC	• 100% Selina Miami Operations LLC

USA	Selina Operation North Miami LLC	• 100% Selina Miami Operations LLC

USA	Selina Operation St Petersburg LLC	• 100% Selina Miami Operations LLC

USA	Selina RY Holding Inc.	• 100% Selina Operations US Corp.

USA	Selina Operation Woodstock LLC	• 100% Selina Operations US Corp.

USA	Selina Operation Chelsea	• 100% Selina Operations US Corp.

USA	Selina Operation Big Bear LLC	• 100% Selina Operations US Corp.

USA	Selina Operation Chicago	• 100% Selina Operations US Corp.

USA	Selina Operation NY Ave. LLC	• 100% Selina Operations US Corp.

USA	Selina Operation Adams Morgan LLC	• 100% Selina Operations US Corp.

USA	Selina Operation Ski Mountain LLC	• 100% Selina Operations US Corp.

USA	Selina Operation Fredericksburg	• 100% Selina Operations US Corp.

USA	Selina Operation New Orleans	• 100% Selina Operations US Corp.

USA	Selina Operation Downtown New Orleans LLC	• 100% Selina Operations US Corp.

USA	Selina Operation Ashville LLC	• 100% Selina Operations US Corp.

USA	Selina Global Marketing LLC (formerly Selina Operation San Diego LLC)	• 100% Selina Operations US Corp.

USA	Selina Operation Palm Springs LLC	• 100% Selina Operations US Corp.

USA	Selina Operation Astoria	• 100% Selina Operations US Corp.

USA	Selina Operation Downtown Portland LLC	• 100% Selina Operations US Corp.

USA	Selina Operation Campground Astoria LLC	• 100% Selina Operations US Corp.

USA	Selina Operation Philadelphia LLC	• 100% Selina Operations US Corp.

USA	Selina Explore US LLC	• 100% Selina Operations US Corp.

USA	Selina Global Services US LLC	• 100% Selina Hospitality PLC

USA	Selina US Real Estate LLC	• 100% Selina Real Estate Holding S.A.

USA	Selina Woodstock Real Estate LLC	• 100% SELINA US REAL ESTATE LLC

USA	SPV 1 US LLC	• 100% SELINA US REAL ESTATE LLC

USA	SPV 2 US LLC	• 100% SELINA US REAL ESTATE LLC

USA	SPV 3 US LLC	• 100% SELINA US REAL ESTATE LLC